                                                                    Exhibit 99.7

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:            $   2,930,612,861.53
Beginning of the Month Finance Charge Receivables:       $     154,076,978.70
Beginning of the Month Discounted Receivables:           $               0.00
Beginning of the Month Total Receivables:                $   3,084,689,840.23

Removed Principal Receivables:                           $               0.00
Removed Finance Charge Receivables:                      $               0.00
Removed Total Receivables:                               $               0.00

Additional Principal Receivables:                        $               0.00
Additional Finance Charge Receivables:                   $               0.00
Additional Total Receivables:                            $               0.00

Discounted Receivables Generated this Period:            $               0.00

End of the Month Principal Receivables:                  $   2,846,311,830.52
End of the Month Finance Charge Receivables:             $     159,595,970.84
End of the Month Discounted Receivables:                 $               0.00
End of the Month Total Receivables:                      $   3,005,907,801.36

Special Funding Account Balance                          $               0.00
Aggregate Invested Amount (all Master Trust II Series)   $   1,931,000,000.00
End of the Month Transferor Amount                       $     915,311,830.52
End of the Month Transferor Percentage                                  32.16%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                               $      68,610,185.84
     60-89 Days Delinquent                               $      48,242,481.56
     90+ Days Delinquent                                 $      90,182,416.26

     Total 30+ Days Delinquent                           $     207,035,083.66
     Delinquent Percentage                                               6.89%

Defaulted Accounts During the Month                      $      19,915,707.60
Annualized Default Percentage                                            8.15%

Sep-2001                         1996-A                            Page 2

Principal Collections                                  $   327,666,317.47
Principal Payment Rate                                              11.18%

Total Payment Rate                                                  11.98%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                   $   369,000,000.00
     Class B Initial Invested Amount                   $    38,250,000.00
     Class C Initial Invested Amount                   $    42,750,000.00
                                                       ------------------
INITIAL INVESTED AMOUNT                                $   450,000,000.00

     Class A Invested Amount                           $             0.00
     Class B Invested Amount                           $    38,250,000.00
     Class C Invested Amount                           $    42,750,000.00
                                                       ------------------
INVESTED AMOUNT                                        $    81,000,000.00

     Class A Adjusted Invested Amount                  $             0.00
     Class B Adjusted Invested Amount                  $    19,125,000.00
     Class C Adjusted Invested Amount                  $    42,750,000.00
                                                       ------------------
ADJUSTED INVESTED AMOUNT                               $    61,875,000.00

PREFUNDED AMOUNT                                       $             0.00

FLOATING ALLOCATION PERCENTAGE                                       9.06%
PRINCIPAL ALLOCATION PERCENTAGE                                     15.36%

     Class A Principal Allocation Percentage                        82.00%
     Class B Principal Allocation Percentage                         8.50%
     Class C Principal Allocation Percentage                         9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                       $    50,313,654.44

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                          $     4,018,886.03

MONTHLY SERVICING FEE                                  $       101,250.00

INVESTOR DEFAULT AMOUNT                                $     1,804,271.19

Sep-2001                               1996-A                         Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                 0.00%

     Class A Finance Charge Collections                    $   2,630,446.82
     Other Amounts                                         $     233,608.92

TOTAL CLASS A AVAILABLE FUNDS                              $   2,864,055.74

     Class A Monthly Interest                              $           0.00
     Class A Servicing Fee                                 $           0.00
     Class A Investor Default Amount                       $   1,253,815.58

TOTAL CLASS A EXCESS SPREAD                                $   1,610,240.16

REQUIRED AMOUNT                                            $           0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                47.22%

     Class B Finance Charge Collections                    $     593,149.02
     Other Amounts                                         $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $     593,149.02

     Class B Monthly Interest                              $     114,909.38
     Class B Servicing Fee                                 $      47,812.50

TOTAL CLASS B EXCESS SPREAD                                $     430,427.14
CLASS B INVESTOR DEFAULT AMOUNT                            $     259,937.37
CLASS B REQUIRED AMOUNT                                    $     259,937.37

CLASS C FLOATING ALLOCATION PERCENTAGE                                52.78%

Sep-2001                           1996-A                                 Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,650,161.07

     Excess Spread Applied to Class A Required Amount              $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Required Amount              $  259,937.37

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                               $        0.00

     Excess Spread Applied to Class C Required Amount              $  439,727.62

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                               $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $   16,875.00

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Spread Account                       $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                      $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,933,621.08

Sep-2001                         1996-A                            Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $10,098,610.30

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                    $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                 $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                  $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                 $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                    $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              1.52%
    Base Rate (Prior Month)                                                5.89%
    Base Rate (Two Months Ago)                                             6.08%
                                                                          -----
THREE MONTH AVERAGE BASE RATE                                              4.50%

    Portfolio Yield (Current Month)                                       10.99%
    Portfolio Yield (Prior Month)                                         13.82%
    Portfolio Yield (Two Months Ago)                                      11.18%
                                                                          -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

Sep-2001                         1996-A                              Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $50,313,654.44

INVESTOR DEFAULT AMOUNT                                           $ 1,804,271.19

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $19,125,000.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $19,125,000.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $32,992,925.63

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $ 4,500,000.00
    Available Cash Collateral Amount                              $ 4,500,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klien
                                                -----------------------------
                                                Tracie H. Klein
                                                First Vice President